SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 21, 2006

Commission File Number: 000-030813

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	98-0177440
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

200-168 Konrad Crescent
Markham, Ontario, Canada L3R 9T9
(Address of principal executive offices)

Registrant's telephone number, including area code: (905) 479-3245

Item 2.02     Results of Operations and Financial Condition.

On December 21, 2006 AlphaRx, Inc. (the "Company") issued a press release announcing results of operations for the year ended September 30, 2006. A copy of the press release is furnished herewith and is incorporated by reference herein as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

Exhibits

(d)

Exhibit 99.1 - Press release of AlphaRx Inc, dated December 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 22, 2006

/s/ Michael Lee
Michael M. Lee, President